Exhibit 10.4(F)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 5 TO LICENSE AGREEMENT

REGENTS OF THE UNIVERSITY OF MICHIGAN AND

ONCOMED PHARMACEUTICALS, INC.

THIS AMENDMENT NO. 5 TO THE LICENSE AGREEMENT (“Amendment”) is made effective as of March 12th, 2007 (the “Amendment Date”) and is entered into by and between THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a constitutional corporation of the State of Michigan (“Michigan”) and ONCOMED PHARMACEUTICALS, INC., a Delaware corporation having offices at 800 Chesapeake Drive, Redwood City, CA 94063 (“OncoMed”) to amend their License Agreement dated January 5, 2001, as amended by Amendment Number 1 to the License Agreement dated as of July 21, 2004, as amended by Amendment Number 2 to the License Agreement dated as of August 13, 2004, as amended by Amendment Number 3 to the License Agreement dated as of March 31st, 2005, and as amended by Amendment Number 4 to the License Agreement dated as of December 12, 2005 (collectively “License Agreement”).

Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the License Agreement.

WHEREAS, Michigan and OncoMed entered into the License Agreement for the research, development and commercialization of Technology and Licensed Patents in the Licensed Field;

WHEREAS, Michigan, has disclosed three Inventions: the first relating to the use of certain inhibitors of the growth hormone receptor on solid tumor stem cells (OTT File No. 3231; “Self-renewal of Human Mammary Stem Cells”); the second, relating to certain inhibitors of hedgehog and notch pathways (OTT File No. 3232; “Targeting the Notch Signaling Pathway in Breast Cancer Stem Cells”) (the foregoing two inventions being referred to as the “Wicha Inventions”); and, the third relating to pancreatic cancer stem cells (OTT File 3645; “Compositions and Methods for Treating Pancreatic Cancer”), (the third invention being referred to as the “Simeone Invention”); (the patent applications covering each of the Wicha Inventions, individually and together, shall hereafter be referred to as the “Wicha Patent(s)”; and, the patent application(s) covering the Simeone Invention shall hereafter be referred to as the “Simeone Patent”); and,

WHEREAS, Michigan has filed patent applications covering each of the Inventions and Michigan and OncoMed wish to include the Wicha Patents and Simeone Patent in Licensed Patents;

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michigan and OncoMed hereby agree as follows:

1. Amendment of the Agreement.

The parties hereby agree to amend Section 30.4 “Licensed Patents” of the License Agreement to include in Licensed Patents the Wicha Patents entitled, “Growth Hormone Receptor Antagonist Cancer Treatment (Provisional Patent Application 60/775,129),” and,

“Hedgehog Signaling Pathway Antagonist Cancer Treatment” (Provisional Patent Application 60/775,302) and the Simeone Patents entitled, “Methods and Compositions for Treating Pancreatic Cancer” Provisional Patent Application filed 1/24/07). Continuations-in-Part as defined in Amendment No. 1 to the License Agreement with respect to the Wicha Patent(s) and Simeone Patent shall mean a patent application that discloses subject matter disclosed in the applications and/or disclosures of the Wicha Inventions and Simeone Invention existing at the Amendment Date of this Amendment No. 5.

Without limiting the generality of the definition of “Licensed Patent(s)” as set forth in Section 30.4 of the License Agreement, as amended in Amendment No. 1 to the License Agreement and by Paragraph 1 of this Amendment, the parties agree that, as of the Amendment Date, Licensed Patents comprise the list of patent applications set forth on Attachment B to this Amendment.

2. Sublicensing of the Wicha Patents. The Parties hereby agree to amend Section 4 of the License Agreement by adding the following:

4.8 In the case of LICENSEE’s sublicense of the Wicha Patents, LICENSEE agrees to pay MICHIGAN:

(a)	[***] of Sublicense Revenues for sublicenses granted during the first year after the Amendment Date of this Amendment No. 5;

(b)	[***] of Sublicense Revenues for sublicenses granted prior to initiation of a Phase III clinical trial of a Product covered by a Wicha Patent; or

(c)	[***] of Sublicense Revenues for sublicenses granted thereafter.

4.9 “Sublicense Revenues” means all upfront fees and milestone payments, except for earned royalties that are covered under Net Sales, received and recognized as revenue under generally accepted accounting principles by LICENSEE from all sublicensees under any sublicenses granted to the Wicha Patents under Paragraph 8.1.

Paragraphs 4.8 and 4.9 do not apply to sublicensing of the Simeone Patent(s) or to the Simeone Invention.

3. Commercialization of the Wicha Patents. The Parties hereby agree to amend Section 7 of the License Agreement by adding the following:

7.1(a) With respect to the technology described in the Wicha Patents, LICENSEE shall use its commercially reasonable efforts to (directly or indirectly): (i) either commence a Phase I clinical trial of a Product covered by a Wicha Patent or enter into a sublicense agreement with a third party for commercialization of a Product covered by a Wicha Patent within thirty-six (36) months after initiation of a Phase I clinical trial of the second of its first two clinical candidates; and, (ii) offer (directly or indirectly) a Product covered by a Wicha Patent for commercial sale prior to April, 2020.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Non-commercial License. The Parties hereby agree to amend Paragraph 3.2 of the License Agreement as follows:

3.2 MICHIGAN reserves the right to: (i) practice the Licensed Patents for internal academic research, non-revenue producing public service, and, internal educational (including clinical trials) purposes; and, (ii) grant a Limited Research License to other non-profit research institutions. “Limited Research License” means a license granted by MICHIGAN to a non-profit research institution to enable a research employee at that non-profit institution to practice the Licensed Patents solely for internal academic research, non-revenue producing public service, and internal educational (including clinical trials) purposes.

5. Consideration. In consideration of including the Simeone Patents in this 5th Amendment, LICENSEE agrees to pay a one time, non-refundable license fee of [***].

6. No Other Changes. Except as expressly provided in this Amendment, all terms of the License Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to the License Agreement to be executed by their respective authorized officers.

THE REGENTS OF THE UNIVERSITY OF MICHIGAN		ONCOMED PHARMACEUTICALS, INC.

By:	/s/ Kenneth J. Nisbet	By:	/s/ John Lewicki

Name:	Kenneth J. Nisbet	Name:	John Lewicki, Ph.D.

Title:	Executive Director, UM Technology Transfer	Title:	Senior Vice President, R&D

Date:	3/19/07	Date:	March 14, 2007

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3231	Self-renewal of Human Mammary Stem Cells	02/21/2006 02/21/2007 02/21/2007	PRV PCT US	PRV - Provisional PCT - Patent Cooperation Treaty ORD - Ordinary	Pending Pending Pending	60/775,129

3232	Targeting the Notch Signaling	02/21/2006 02/21/2007 02/21/2007	PRV US PCT	PRV - Provisional ORD - Ordinary PCT - Patent Cooperation Treaty	Converted Pending Pending	60/775,302

3645	Identification of Human Pan	1/24/07	PRV	PRV - Provisional	Pending